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                                                                    EXHIBIT 10.8



                                  Document
                                     of
          Conghua City Foreign Economic Relations & Trade Committee
            No. (1995) 097 under characters Cong Wai Zing Mao Yin

   ----------------------------------------------------------------------

         OFFICIAL REPLY REGARDING THE THIRD SUPPLEMENTARY AGREEMENT
                  OF THE CO-OPERATIVE VENTURE CONTRACT FOR
                    DRANSFIELD PAPER (GUANGZHOU) LIMITED

To: Dransfield Paper (Guangzhou) Limited

        The following is an official reply regarding the third supplementary agreement of the co-operative venture contract for Dransfield Paper (Guangzhou) Limited submitted by your company:

        l. The third supplementary agreement of the contract signed on 20th May, 1995 in Conghua City by all parties has been approved to become effective.

        2. The acquisition of an additional batch of imported equipment worth HK$2,500,000 has been approved. The funds so required shall be accommodated within the original amount of investment.

        3. Save for the above-mentioned provisions, all other provisions in the original contract shall remain unchanged.

        Please go through the relevant formalities with the departments concerned upon receipt of this document.


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                                                                  29th May, 1995


        Report to:  Guangzhou City Foreign Economic Relations & Trade
                    Committee, Guangzhou Customs.

        CC:  Conghua City Planning Committee, Foreign Investment
             Management Bureau, Administration of Finance, Administration of Taxation, Development Zone Management Committee.



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              THE THIRD SUPPLEMENTARY AGREEMENT OF THE CONTRACT
                  FOR DRANSFIELD PAPER (GUANGZHOU) LIMITED

        l. In view of the production need, an additional set of imported equipment manufacturing kitchen tissues (plus accessories) worth HK$2,500,000 (see the Equipment List for details) shall be acquired. The funds so required shall be accommodated within the total amount of investment specified in the original contract.

        2. Save for the above-mentioned provision, all other provisions in the original contract shall remain unchanged.

        3. This supplementary agreement shall go into effect upon approval by the original approval authority.

        4. This supplementary agreement of the contract was signed on 20th May, 1995 in Conghua City by the representatives of both parties to the co-operative venture.

Party A:         Conghua Economic & Technology Development Zone
                 Development Corporation (Official chop affixed)

Representative:  (Signed) Deng Weiqiang

Party B:         Holdsworth Investments Limited
                 (Official chop affixed)

Representative:  (Signed) Ma Guoxiong



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                    RESOLUTION OF THE BOARD OF DIRECTORS

        On the general meeting of Dransfield Paper (Guangzhou) Limited held on 20th May, 1995, it was passed that on the premise of unchanged total amount of investment, an additional set of imported equipment manufacturing kitchen tissues (plus accessories) worth HK$2,500,000.00 shall be acquired for use in the production workshop. Details are shown in the attached list.

        Signed by the members of the Board:

        Chairman: Ma Guoxiong

        Vice-chairman: Deng Weiqiang

        General Manager: Ma Guoxiong

        Director: Yao Yichang

        Director: Wu Guirong


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                           Imported Equipment List

                                                        Monetary Unit: HK Dollar

------------------------------------------------------------------------------------------------------------------------------------
                                                  Price
                                      ---------------------------   Date of    Quantity     Date of Arrival   Quantity
Description                 Quantity  Unit Price     Total          Approval   of Import      at Customs     of Clearance    Remarks
------------------------------------------------------------------------------------------------------------------------------------
1. Production Equipment

(1)Equipment for            1 set     2,500,000.00   2,500,000.00
   manufacturing
   kitchen tissues,
   plus accessories
------------------------------------------------------------------------------------------------------------------------------------
Grand Total                                          2,500,000.00
------------------------------------------------------------------------------------------------------------------------------------




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